As filed with the Securities and Exchange Commission on October 28, 2020
Securities Act Registration No. 333-133691
Investment Company Act Registration No. 811-21897

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	104	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	107	[X]

MANAGER DIRECTED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3101

Douglas J. Neilson, President Manager Directed Portfolios c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202 (Name and Address of Agent for Service)	Copies to: Ellen Drought, Esq. Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202 (414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b)
[X]	on October 30, 2020 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 104 the Registration Statement of Manager Directed Portfolios is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2020 for the Vert Global Sustainable Real Estate Fund and to make permissible changes under Rule 485(b).

Vert Global Sustainable Real Estate Fund
Institutional Shares
(Trading Symbol: VGSRX)
Prospectus
October 30, 2020
Telephone: 1-844-740-VERT
www.vertfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.vertfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 844-740-8378, sending an e-mail request to info@vertfunds.com, or by enrolling at www.vertfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-740-8378 or send an e-mail request to info@vertfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
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Vert Global Sustainable Real Estate Fund
a series of Manager Directed Portfolios (the “Trust”)

Summary Section

Investment Objective
The Vert Global Sustainable Real Estate Fund (the “Fund”) seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.12%
Less: Fee Waiver and/or Expense Reimbursement	-0.62%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.50%
(1)Pursuant to a contractual operating expense limitation agreement between Vert Asset Management, LLC (the “Advisor”), the Fund’s investment advisor, and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.50% of the Fund’s average daily net assets, through at least October 31, 2022, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.50%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through October 31, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$51	$229	$493	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2020, the portfolio turnover rate of the Fund was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve exposure to a broad portfolio of securities of U.S. and non-U.S. companies of any size in the real estate industry, with a focus on real estate investment trusts (“REITs”) or companies that the Advisor considers to be similar to REITs because of the way they are treated by tax authorities or because of the way they are required to conduct their business (“REIT-like entities”). REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests, and may include foreign REIT-like entities. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in the real estate industry which meet the Advisor’s ESG criteria, as described below. The Fund generally considers a company to be principally engaged in the real estate industry if the company: (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT‑like entity.
The Advisor takes into account the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Advisor will consider environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Advisor may consider include energy efficiency, water use, land use, biodiversity, emissions and pollution, waste, and risks due to climate change vulnerability such as flood risk, among others. Some of the social criteria the Advisor may consider include employee policies and labor management, health and safety, tenant engagement, community relations and land use planning, among others. Some of the governance criteria that the Advisor may consider include reporting and disclosure, board diversity and independence, executive pay, ethics, bribery and corruption, among others. The Advisor will engage third party service providers to provide research relating to sustainability criteria of the securities in the Fund’s investment portfolio.
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The Fund invests in the securities of companies associated with countries that the Advisor has identified as approved markets for investment for the Fund (which may include issuers in emerging markets). As of the date of this Prospectus, the Fund may invest in securities of companies associated with: Australia, Austria, Belgium, Brazil, Canada, China, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States (collectively, the “Approved Markets”). The Advisor also may authorize other countries for investment in the future, in addition to the Approved Markets listed above. In addition, the Fund may continue to hold securities of countries that are not listed above as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets.
The Fund invests in companies principally engaged in the real estate industry using a modified market capitalization weighted approach. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a real estate company within an Approved Market, the greater its representation in the Fund. The Advisor may modify such market capitalization weightings by adjusting the representation in the Fund of an eligible company, or excluding a company, after considering the sustainability of the company, as well as free float, momentum, trading strategies, liquidity, profitability, and other factors that the Advisor determines to be appropriate, given market conditions. The Advisor also may limit or fix the Fund’s exposure to a particular country or issuer.
The Advisor has engaged Dimensional Fund Advisors LP (“DFA” or the “Sub-Advisor”) as sub-advisor to provide portfolio management and trading services to the Fund with respect to most of the Fund’s assets.
The Fund may lend portfolio securities to generate additional income.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The following principal risks of investing in the Fund are:
•Equity Market Risk. Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•General Market Risk; Recent Market Events. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.
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U.S. and international markets have experienced a significant period of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.
•Real Estate Investment Risk. The risks related to investments in real estate securities include, but are not limited to, adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations, or interest rates; operating or developmental expenses and lack of available financing.
•Real Estate-Related Securities Concentration Risk. The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results.
•Foreign Securities and Currency Risk. Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes. The Fund may invest in emerging market countries, which can involve higher degrees of risk as compared with developed economies.
•Sustainability Considerations Risk. The Fund’s focus on sustainability considerations (environment, social and governance criteria) may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.
•REIT Risk. A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in the specific security type or the lack of an active market.
•Management Risk. Investment strategies employed by the Advisor or Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
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•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Other Investment Companies and Exchange Traded Funds (“ETFs”) Risks. When the Fund invests in other investment companies or ETFs for temporary purposes, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning shares of an investment company or ETF generally reflects the risks of owning the underlying investments held by that company. The Fund will incur brokerage costs when it purchases and sells shares of an ETF. ETFs may trade at a discount or premium to net asset value.
•Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.
•Passive Foreign Investment Company (“PFIC”) Risk. Many foreign entities that operate similarly to REITs may be deemed for U.S. federal income tax purposes to be PFICs, which could result in taxable distributions to you at unfavorable tax rates.
Performance Information
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund for the past two calendar years and by showing changes in how the Fund’s average annual returns for one year and since inception compared with those of a broad measure of market performance. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.vertfunds.com.
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Calendar Year Returns as of December 31

The Fund’s calendar year-to-date return as of September 30, 2020 was -20.52%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.36% for the quarter ended March 31, 2019, and the lowest return for a calendar quarter was -7.46% for the quarter ended December 31, 2018.
Average Annual Total Returns
(For the periods ended December 31, 2019)

	1 Year	Since Inception (10/31/2017)
Return Before Taxes	24.61%	7.38%
Return After Taxes on Distributions	22.79%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares	14.87%	5.29%
S&P Global REIT Index[1] (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or taxes)	23.12%	9.01%
Morningstar Global Markets REIT Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or taxes)	26.07%	10.07%

1 On June 30, 2020, the Fund’s benchmark changed from the Morningstar Global Markets REIT Index to the S&P Global REIT Index based upon the Advisor’s determination that the S&P Global REIT Index is more representative of the securities held by the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
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Management
Investment Advisor and Sub-Advisor. Vert Asset Management, LLC is the Fund’s investment advisor. Dimensional Fund Advisors LP is the Fund’s sub-advisor.
Portfolio Managers.
Samuel Adams, Chief Executive Officer of the Advisor, has managed the Fund since October 2019. Mr. Adams is responsible for the day-to-day management of the portion of the Fund that is managed by the Advisor.
Jed S. Fogdall, Vice President, Global Head of Portfolio Management, and a Senior Portfolio Manager of DFA, and Allen Pu, Vice President, Deputy Head of Portfolio Management, North America, and a Senior Portfolio Manager of DFA, have managed the Fund since the Fund’s inception in October 2017. William B. Collins-Dean, Senior Portfolio Manager and Vice President of DFA, has managed the Fund since March 2019. Each of the Sub-Advisor’s portfolio managers are equally responsible for the day-to-day management of the portion of the Fund managed by the Sub-Advisor.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: Vert Global Sustainable Real Estate Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 1-844-740-VERT, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares
Minimum Initial Investment - IRAs	$2,500
Minimum Initial Investment – All Other Accounts	$10,000
Minimum Subsequent Investment – All Accounts	$1,000
Tax Information
The Fund’s distributions may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor, and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.
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Investment Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund seeks to achieve long-term capital appreciation.
Change in Investment Objective. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. However, the Fund will not make any change in its investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.
Principal Investment Strategies
The Fund seeks to achieve exposure to a broad portfolio of securities of U.S. and non-U.S. companies of any size in the real estate industry, with a focus on REITs or companies that the Advisor considers to be similar to REITs because of the way they are treated by tax authorities or because of the way they are required to conduct their business (“REIT-like entities”). REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. The Fund may invest in U.S. REITs and similar REIT and REIT-like entities domiciled in foreign countries. While the Fund is not limited to investing in REITs and REIT-like entities, it is expected that the Fund will focus on these types of entities.
Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in the real estate industry which meet the Advisor’s ESG criteria, as described below. The Fund generally considers a company to be principally engaged in the real estate industry if the company: (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT‑like entity.
The Fund purchases securities of companies associated with countries that the Advisor has identified as Approved Markets. The Advisor also may authorize other countries for investment in the future, in addition to the Approved Markets. In addition, the Fund may continue to hold securities of countries that are not listed as Approved Markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Approved Markets. The Fund invests a substantial portion of its assets in the securities of issuers located in multiple countries throughout the world. Under normal market conditions, the Fund invests in securities of issuers from at least three different countries (including the U.S.). An issuer is considered to be of a country if it is organized, has the majority of its assets, or derives a majority of its income in that country.
The Fund invests in companies principally engaged in the real estate industry using a modified market capitalization weighted approach. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a real estate company within an eligible country, the greater its representation in the Fund. The Advisor may modify such market capitalization weightings by adjusting the representation in the Fund of an eligible company, or excluding a company, after considering the sustainability of the company, as well as free float, momentum, trading strategies, liquidity, profitability, and other factors that the Advisor determines to be appropriate, given market
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conditions. The Advisor also may limit or fix the Fund’s exposure to a particular country or issuer.
The Fund expects to generally invest in companies for the long term however there are situations where the Fund may sell a security. If a company has a serious controversy of an environmental, social, or governance nature, the Fund may divest. The Fund may also sell a company if it falls into severe financial distress, has excessive leverage, has filed for bankruptcy, or is under investigation or facing material legal proceedings. The Advisor will also regularly assess whether companies are maintaining a commitment to sustainability and will sell firms that do not continue to perform well on ESG criteria.
The Fund may lend portfolio securities to generate additional income. The Fund may also invest up to 100% of the Fund’s total assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary purposes pending reinvestment. The Fund may also invest in other investment companies, including ETFs, that are aligned with the Fund’s principal investment strategies for temporary purposes pending reinvestment.
About ESG Investing
The Advisor takes into account the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Advisor will consider ESG criteria. Some of the environmental criteria the Advisor may consider include energy efficiency, water use, land use, biodiversity, emissions and pollution, waste, and risks due to climate change vulnerability such as flood risk, among others. Some of the social criteria the Advisor may consider include employee policies and labor management, health and safety, tenant engagement, community relations and land use planning, among others. Some of the governance criteria that the Advisor may consider include reporting and disclosure, board diversity and independence, executive pay, ethics, bribery and corruption, among others. The Advisor will engage third party service providers to provide research relating to the sustainability of securities in the Fund’s investment portfolio.
Shareholder Advocacy and Corporate Responsibility
The Advisor believes that shareholder advocacy is a critical component of ESG investing and is actively involved in advocating for positive changes in companies. The Advisor uses strategic engagement to press for greater environmental, social, and corporate governance accountability. The Fund’s and the Advisor’s activities may include, but are not limited to:
•Direct Dialogue with Company Management. The Advisor may initiate dialogue with management through phone calls, letters, and in-person meetings. Through its interaction, the Advisor seeks to advocate for improvement on environmental, social, and governance issues.
•Proxy Voting. The Sub-Advisor votes proxies consistent with the Fund’s proxy voting guidelines for the portion of the Fund allocated for the Sub-Advisor’s services. In doing so, the Fund has an opportunity to express its views on environmental, social, and corporate governance issues.
•Shareholder Resolutions. The Advisor, on behalf of the Fund, may propose, or participate in the creation of, shareholder resolutions on a variety of sustainability issues. In doing so, the Advisor is encouraging companies to take action.
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Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:
Equity Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.
General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector and rising unemployment claims, reduced consumer spending, quarantines, cancellations, market declines, the closing of borders, restrictions on travel, changed travel and social behaviors and widespread concern and uncertainty, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result, the risk environment remains elevated. The Advisor and Sub-Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Real Estate Investment Risk. Investments in real estate-related companies are subject to numerous risks, including, but not limited to, adverse changes in general economic and local market conditions; adverse developments in employment or local economic performance; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations or interest rates, and lack of available financing. Real estate-related companies may improve or operate real properties as well as buy and sell them, and accordingly those investments are also subject to risks associated with improving and operating property, such as the inability to maintain rental rates and occupancy levels in highly competitive markets, unavailability or increases in the cost of insurance, unexpected increases
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in the costs of refurbishment and improvements, unfavorable rent control laws and costs of complying with environmental regulations.
Real Estate-Related Securities Concentration Risk. The Fund’s investment portfolio is expected to be largely composed of securities that are real estate-related, principally shares of REITs and other real estate-related companies. Because the investment strategies of the Fund are focused principally on real estate-related securities, the Fund does not intend to diversify its investments among securities from issuers in other industries. Due to this investment strategy focus, the performance of investments made by the Fund may be determined to a great extent by the current status of the real estate industry in general, or on other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the Fund’s investment strategies could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors (e.g., technology, financial services, retail or manufacturing) or in a more broad-based portfolio generally. The Fund could lose money due to the performance of real estate-related securities even if stock markets generally are experiencing positive results.
Foreign Securities and Currency Risk. Foreign securities risks include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Income earned on foreign securities may be subject to foreign withholding taxes.
Sustainability Considerations Risk. Sustainability considerations such as environment, social and governance criteria applied to the Fund’s investment decisions may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may produce more modest gains than funds that are not subject to similar investment considerations. For example, the Fund may decline to purchase or underweight its investment in certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous. In addition, the Fund may sell certain securities due to sustainability considerations when it is otherwise disadvantageous to do so. The sustainability considerations may cause the Fund’s industry allocation to deviate from that of funds without these considerations and from conventional benchmarks.
REIT Risk. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. As discussed below, REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-real estate-related companies traded on national exchanges, which may affect the Fund’s ability to trade or liquidate those securities. In addition, an investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. Specifically, to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT must satisfy certain important requirements. For example, to qualify as a REIT in the U.S., and to avoid federal income taxes at the REIT level, a REIT is generally required to distribute 90% of its net income on an annual basis. In addition, to avoid federal excise tax, a REIT must generally distribute in each calendar year an amount at least equal to the sum of 85% of its ordinary income for the calendar year plus 95% of its capital gain net income for the calendar year. Consequently, a REIT may be required to dispose of its holdings under disadvantageous circumstances if the REIT’s obligation
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to distribute its income exceeds its available cash to meet those distribution requirements. Further, at least 75% of a REIT’s gross income generally must be derived from rents from real property, gain from the sale or disposition of real property (excluding gross income from the sale or disposition of real property held for sale to customers in the ordinary course of a trade or business), interest on loans secured by mortgages on real property or certain other types of real estate-related income; and at least 75% of a REIT’s total assets must consist of certain real estate assets, cash and cash items, or government securities. REITs are also subject to special ownership requirements that are imposed by law or, in some cases, by the terms of their governing instruments. For example, to qualify as a REIT, the REIT must have at least one hundred beneficial owners. No more than 50% of the outstanding shares of a REIT may be owned directly or indirectly by five or fewer shareholders, and for purposes of that calculation, shares owned by entities such as a corporation, partnership or trust are treated as being owned proportionately by its shareholders, partners or beneficiaries. In addition to these requirements imposed by the Code, the governing instrument of a REIT may also impose more stringent restrictions on the ownership of the REIT. The Fund will not be in a position to assure that a REIT in which it invests will comply at all times with such requirements. Failure to qualify with any of these requirements or other requirements applicable to REITs could jeopardize a company’s status as a REIT. The Fund will have no control over the operations and policies of the REITs, and the Fund will have no ability to cause a REIT to take the actions necessary to qualify as a REIT. If the Fund invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional federal income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail. In addition, if a company fails to qualify as a REIT for a year, even after re-qualifying as a REIT in a subsequent tax year, the company may incur additional federal income tax liability in such subsequent time periods relating to the prior REIT disqualification. Because the Fund’s investment in securities issued by a REIT may be based on the assumption that the company will continue to qualify as a REIT, any such disqualification or failure to comply with REIT regulation could adversely affect the value of the Fund’s investment in those securities.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.
Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or Sub-Advisor’s control, including instances at third parties. The Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Liquidity Risk. When there is little or no active trading market for specific types of securities, such as securities that are not publicly traded, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund's share price may fall dramatically. Additionally, illiquid investments may be more difficult to value. Liquidity risk may be the result of, among other things, the reduced
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number and capacity of traditional market participants to make a market in the specific security type or the lack of an active market.
Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund's share price.
Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
Other Investment Companies and ETF Risks. For temporary investment purposes, the Fund may purchase shares of other investment companies, including ETFs, that are in alignment with its principal investment strategies. Federal law generally prohibits a mutual fund from acquiring shares of another investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. When the Fund invests in another investment company you will indirectly bear fees and expenses charged by the underlying investment company in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying investment company’s shares. An investor may invest directly in the underlying investment company, and thereby avoid paying duplicative fees.
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An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management and other fees, which increase their cost.
Securities Lending Risk. The Fund may lend securities from its portfolio. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.
Passive Foreign Investment Company (“PFIC”) Risk. Many foreign entities that operate similarly to REITs may be deemed for U.S. federal income tax purposes to be PFICs, which could result in taxable distributions to you at unfavorable tax rates. In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (determined by value or adjusted by basis of assets) are held for the production of passive income. When investing in PFIC stock, the Fund intends to make an election to mark-to-market such stock, which will cause the Fund to recognize any unrealized gains in the stock as ordinary income at the end of the Fund’s fiscal year, regardless of whether the Fund sells the stock or receives any distributions. Deductions for unrealized losses on any PFIC stock are allowable only to the extent of any net mark-to-market gains with respect to that stock included in the Fund’s gross income for prior taxable years under the election. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from the PFIC stock. You should also be aware that the designation of a foreign corporation as a PFIC will cause its dividends to fall outside of the definition of qualified foreign corporation dividends. Thus PFIC dividends generally will not qualify for the reduced rate of federal income taxation on qualified dividends when distributed to you by the Fund. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify a foreign corporation that the Fund invests in as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income taxes on any “excess distribution” in respect of PFIC stock even if such income is distributed as a taxable dividend by the Fund to its shareholders. Generally, excess distributions are distributions received by the Fund from a PFIC, with respect to which the Fund has not made a mark-to-market election, which are greater than 125% of the average annual distributions received by the Fund in the three preceding taxable years, or, the Fund’s holding period, if the Fund’s holding period is less than three years. Additionally, gain on the sale of a PFIC stock is treated as if it were an excess distribution. If there were an excess distribution, an amount of the excess distribution would be allocated pro rata to each day the Fund owned stock in the PFIC. The amount allocated to the
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current year would be included as ordinary income in the Fund’s gross income for the current year. Any amounts allocated to prior PFIC years would be subject to tax at the highest rate of tax in effect for the Fund in that year, and an interest charge would be imposed with respect to the resulting tax attributable to each such other taxable year. Any such taxes or interest charges could in turn reduce the Fund’s distributions paid to you.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in other regulatory filings. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-844-740-VERT, or by visiting the Fund’s website at www.vertfunds.com.
Voluntary Fee Waivers and/or Expense Reimbursements
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance of the Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would be less favorable.
Management of the Fund

Investment Advisor and Sub-Advisor
Investment Advisor. Vert Asset Management, LLC, located at 85 Liberty Ship Way, Suite 201, Sausalito, CA 94965, provides sustainable investment management and education services to investment advisors and investment companies. The Advisor is a SEC-registered investment advisory firm formed in 2016. Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, and subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor has retained Dimensional Fund Advisors LP to manage on a day-to-day basis the Fund’s portfolio assets, subject to oversight by the Advisor. The Advisor is responsible for overseeing and implementing the Fund’s investment program and provides oversight of portfolio management, investment research, and security selection for the Fund. The Advisor also manages any privately-issued securities held by the Fund and provides management and transition services associated with certain Fund events (e.g., strategy, portfolio manager or sub-advisor changes) and coordinates and oversees services provided under other agreements. The Advisor also conducts research into the sustainability of individual securities, and the real estate industry in general. The Advisor also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under its advisory agreement. The Advisor is entitled to an annual management fee of 0.40% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2020, the Advisor waived the entire amount of its management fees.
Sub-Advisor. Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Austin, TX 78746, provides global investment management and investment advisory services to investment companies. The Sub-Advisor is a SEC-registered investment advisory firm formed in 1981.
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Subject to supervision by the Advisor and the oversight of the Board of Trustees, the Sub-Advisor provides a continual investment program for the portion of the Fund that has been allocated for the Sub-Advisor’s services, including the purchase, retention and disposition of investments in the Fund’s portfolio, in accordance with the Fund’s investment objective, policies and restrictions. The Sub-Advisor is not responsible for any services relating to the portion of the Fund that has not been allocated to the Sub-Advisor, such as any assets invested in privately issued securities. The Advisor has ultimate responsibility to oversee the Sub-Advisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors the compliance of the Sub-Advisor with the investment objective and related policies of the Fund; (ii) reviews the performance of the Sub-Advisor; and (iii) reports periodically on such performance to the Board of Trustees. For its services as sub-advisor to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor.
Fund Expenses. The Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) does not exceed 0.50% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.50%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least October 31, 2022, and may be terminated only by, or with the consent of, the Board of Trustees.
A discussion regarding the basis of the Board of Trustees’ approval of the advisory agreement and sub‑advisory agreement will be available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2020.
The Fund, a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.
Portfolio Managers
The portfolio managers will perform trading and day‑to‑day portfolio management for the Fund according to investment guidelines established by the Advisor using the investment strategies and policies described in this Prospectus.
Vert Asset Management, LLC
Samuel Adams is Chief Executive Officer and co-founded the Advisor in 2016. Mr. Adams has a BA from University of Colorado, Boulder and an MBA from UC Davis Graduate School of
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Management. Prior to founding the Advisor, Mr. Adams worked at Dimensional Fund Advisors LP for 17 years in various roles, including the Head of Financial Advisor Services for Europe, Middle East and Africa.
Mr. Adams is responsible for the day-to-day management for certain types of securities held by the Fund, such as privately-issued securities.
Dimensional Fund Advisors LP
Jed S. Fogdall is Global Head of Portfolio Management, Chair of the Sub-Advisor’s Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Advisor. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Advisor as a portfolio manager in 2004.
Allen Pu is Deputy Head of Portfolio Management, North America, member of the Sub-Advisor’s Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Advisor. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from the California Institute of Technology, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Sub-Advisor as a portfolio manager in 2006.
William B. Collins-Dean is a Senior Portfolio Manager and Vice President of the Sub-Advisor. Mr. Collins-Dean has an MBA from the University of Chicago, with honors, and with concentrations in analytic finance, economics, econometrics, and statistics. He earned a BS from Wake Forest University. Mr. Collins-Dean joined the Sub-Advisor in 2014 and has been a portfolio manager since 2016.
Each of the Sub-Advisor’s portfolio managers are equally responsible for the day-to-day management of the Fund’s assets managed by the Sub-Advisor.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of the Fund.
Shareholder Information

Pricing of Shares
The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Any order received after the close of trading on the Exchange will be processed at the NAV as determined as of the close of trading on the next day the Exchange is open. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Debt securities,

including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, fair value will be determined using procedures adopted by the Board.
When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Purchase of Shares
The Fund’s shares are offered on a continuous basis and are sold without any sales charges. The Fund does not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. You may purchase shares as specified below. Minimum amounts for investment in the Fund are shown below. The Fund reserves the right to change the criteria for eligible investors and investment minimums.

Share Purchase Amounts	Institutional Shares
Minimum Initial Investment – IRAs	$2,500
Minimum Initial Investment – All Other Accounts	$10,000
Minimum Subsequent Investment – All Accounts	$1,000
Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Vert Global Sustainable Real Estate Fund, indicating the name of the Fund and the dollar amount to be purchased, along with a completed application. If a subsequent investment is being made, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
Send the check and account application to:
Regular mail:
Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
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Overnight mail:
Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.
Purchase orders must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.
By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.
Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number:	75000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Vert Global Sustainable Real Estate Fund
(Shareholder Name/Account Registration
(Shareholder Account Number)
By Telephone: Investors may purchase additional shares of the Fund by 1-844-740-VERT. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close (generally, 4:00 p.m. Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.
Purchase orders by telephone must be received by or prior to Market Close (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
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Automatic Investment Plan: Once your account has been opened you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Fund on a monthly, quarterly, semi-annual, or annual basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 1-844-740-VERT for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least 5 days prior to the effective date.
Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. Purchase orders received in good order after Market Close will be priced as of the close of regular trading on the following Business Day. “Good order” means that the purchase request includes all accurate required information. Purchase requests not in good order may be rejected.
Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. The Fund reserves the right to reject any application. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
The Fund reserves the right to suspend the offering of shares.
Redemption of Shares
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.
The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close (generally 4:00 p.m. Eastern Time), regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH
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transfer has been collected (which could take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.  The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund. The Fund reserves the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.
By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Fund name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:
Regular mail:
Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight mail:
Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.
By Telephone: Unless you have declined the telephone transaction privileges on your account application, you may redeem your shares by telephone. You may then initiate a redemption of shares up to the amount of $100,000 by calling the Transfer Agent at 1-844-740-VERT. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-844-740-VERT. Investors will be asked whether or not to withhold taxes from any distribution.
Redemption requests by telephone must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close (generally, 4:00 p.m. Eastern Time).
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Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions.
In-Kind Redemptions: The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”), and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.
Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order purchase or redemption with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV
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calculated by the Fund. Financial intermediaries may be authorized by Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Advisor and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.
Frequent Purchases and Redemptions
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing).
“Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-capitalization stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund’s policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.
The Fund will generally monitor trading activity within a 180-day period. The Fund may consider trading activity over a longer period than 180 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations. In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.
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When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Fund will seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.
There is no guarantee that the Fund or its agents will be able to detect market timing or abusive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.
In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If a financial intermediary fails to enforce the Fund’s policies with respect to market timing and other abusive trading activity, the Fund may take other actions, including terminating its relationship with such financial intermediary.
The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.
Other Fund Policies
Small Accounts: If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Fund may close your account, redeem your shares and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity. Permanent addresses containing only a P.O.
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Box will not be accepted. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.
Householding: In an effort to be environmentally sensitive and to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free 1-844-740-VERT to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Lost Shareholders: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. The shareholder’s last known address of record determines which state has jurisdiction.
Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC, (the “Distributor”), a subsidiary of Foreside Financial Group, LLC. The Distributor is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.
Payments to Financial Intermediaries
The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Advisor and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services. The Advisor, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments
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to certain intermediaries, sometimes referred to as revenue sharing. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.
Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if deemed to be desirable at another time during the year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. Changes to the distribution election must be received by the Transfer Agent at least five days prior to the record date.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
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Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for United States residents.
Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell, exchange, or redeem shares generally will have a capital gain or loss from the sale, exchange, or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange, or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange, or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange, or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging, or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions.
The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell,
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exchange or redeem those shares. The Fund will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
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Financial Highlights

The following financial highlights table is intended to help you understand the financial performance information for the fiscal periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and other distributions). This information has been audited by BBD, LLP, the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s 2020 Annual Report to Shareholders, which is available upon request.

Institutional Shares	Year Ended June 30, 2020		Year Ended June 30, 2019		October 31, 2017 through June 30, 2018*
Net Asset Value – Beginning of Period	$10.45		$10.13		$10.00
Income from Investment Operations:
Net investment income[1]	0.32		0.28		0.23
Net realized and unrealized
gain (loss) on investments	(1.84)		0.38		(0.05)
Total from investment operations	(1.52)		0.66		0.18
Less Distributions:
Dividends from net investment income	(0.34)		(0.33)		(0.05)
Distributions from net realized gains	—		(0.01)		—
Total distributions	(0.34)		(0.34)		(0.05)
Redemption Fees	—	[2]	—	[2]	—	[2]
Net Asset Value – End of Period	$8.59		$10.45		$10.13
Total Return	(15.14)%		6.64%		1.79%	^
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,637		$24,184		$7,903
Ratio of operating expenses to average net assets:
Before reimbursements	1.12%		1.92%		5.16%	+
After reimbursements	0.50%		0.50%		0.50%	+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	2.64%		1.36%		(1.18)%	+
After reimbursements	3.26%		2.78%		3.48%	+
Portfolio turnover rate	18%		10%		11%	^

*	Commencement of operations for Institutional Shares was October 31, 2017.
+	Annualized
^	Not Annualized
1	The net investment income per share was calculated using the average shares outstanding method.
2	Amount is less than $0.01.
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PRIVACY NOTICE
Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.
What Information We Collect
We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you. We collect non-public personal information about you from the following sources:
•information we receive about you on applications or other forms;
•information you give us orally; and
•information about your transactions with us or others.
The types of non‑public personal information we collect and share can include:
•social security number;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.
What Information We Disclose
We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.
How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1‑844-740-VERT.

Investment Advisor
Vert Asset Management, LLC
85 Liberty Ship Way, Suite 201
Sausalito, CA 94965

Investment Sub-Advisor
Dimensional Fund Advisors LP
6300 Bee Cave Road
Austin, TX 78746

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Compliance Services
Vigilant Compliance, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19317

Vert Global Sustainable Real Estate Fund
a series of Manager Directed Portfolios

FOR MORE INFORMATION
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio holdings. The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year.
Copies of these documents, and answers to questions about the Fund, may be obtained without charge, upon request, by calling the Fund (toll-free) at 1-844-740-VERT, by visiting the Fund’s website at www.vertfunds.com or by writing to:
Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811‑21897)

MANAGER DIRECTED PORTFOLIOS

Vert Global Sustainable Real Estate Fund

Institutional Shares
(Trading Symbol: VGSRX)

STATEMENT OF ADDITIONAL INFORMATION October 30, 2020

This Statement of Additional Information (“SAI”) provides general information about the Vert Global Sustainable Real Estate Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated October 30, 2020 (the “Prospectus”), as supplemented and amended from time to time.

The financial statements of the Fund for the fiscal year ended June 30, 2020 included in the Annual Report to shareholders and the report dated August 31, 2020 of BBD, LLP, the independent registered public accounting firm for the Fund, related thereto are incorporated into this SAI by reference.  No other parts of the Annual Report are incorporated herein by reference.

To obtain a copy of the current Prospectus and/or the annual and semi-annual shareholder reports, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.vertfunds.com.

Vert Global Sustainable Real Estate Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone: 1-844-740-VERT

GENERAL INFORMATION

The Fund is a mutual fund that is a separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified series of the Trust. The Trust was organized as a Delaware statutory trust on April 4, 2006. Effective July 1, 2016, the Trust changed its name from The Roxbury Funds to Manager Directed Portfolios. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series. The Fund offers Institutional Shares.

Vert Asset Management, LLC (the “Advisor”) serves as the investment advisor to the Fund. Dimensional Fund Advisors LP (the “Sub-Advisor”) is the Fund’s sub-advisor with respect to the portion of the Fund allocated to the Sub-Advisor.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.

Investment Objective
The Fund seeks long term capital appreciation. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. However, the Fund will not make any change in its investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

General Market Risks
U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

Investment Strategies and Related Risks

Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Large-Cap Companies. To the extent the Fund invests in the equity securities of large-sized companies, it will be exposed to the risks of larger-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies. To the extent the Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Investments and Currencies. The Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The United Kingdom withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Public Health Threats. Various countries throughout the world are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Advisor and the Sub‑Advisor may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Advisor’s or the Sub‑Advisor’s assessment of prevailing market, economic and other conditions.

Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.

A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualifications as a regulated investment company for federal income tax purposes. Under rules adopted by the U.S. Commodity Futures Trading Commission (“CFTC”), the adviser of an investment company is subject to registration with the CFTC as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an investment adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. If CPO registration is required, the Advisor or Sub-Advisor may avail itself of the CFTC’s rules for CPOs which seek to harmonize CFTC reporting, disclosure and recordkeeping obligations with overlapping U.S. Securities and Exchange Commission (“SEC”) regulations.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Initial Public Offerings. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable short-term capital gains that, to the extent not offset by losses, will be distributed to the shareholders and taxable to them at ordinary income rates. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Investment Companies and Exchange-Traded Funds. The Fund may invest in investment company securities, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. Generally, the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company, or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that the Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Real Estate Investment Trusts (“REITs”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through tax treatment, which would subject the REIT to federal income taxes and adversely affect the Fund’s return on its investment in the REIT.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. These regulations have not yet been finalized and the tax treatment of REIT dividends received through a regulated investment company may change in the future. However, taxpayers may rely on the Treasury Regulations as proposed, until they are adopted as final.

Private Placements. The Fund may invest in private placement securities, which are securities that are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, the Fund could find it more difficult to sell such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Investors in a private placement have less protection under the federal securities laws against improper practices than investors in publicly-traded securities.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and determining how the investment is likely to perform over time. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the Fund’s net asset value.

Private REITs. Private REITs (non-public, non-traded REITs) are not listed on a securities exchange, which may make them less liquid and more difficult to value than other types of REITs. Private REITs are generally exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), which means that the amount of public information available with respect to private REITs may be less than the amount of information available for public non-traded and publicly traded REITs. Private REITs may also utilize affiliated entities to provide property and asset management services. Private REIT shareholders may pay certain fees and expenses that are not applicable to publicly traded REITs, including acquisition and disposition fees, selling commissions, and reimbursement of offering expenses. Privately offered REITs and REIT-like entities will solely be managed by the Advisor as a non-principal investment strategy.

Securities Lending. The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities. Such payments of accrued income will not constitute qualified dividend income and will be taxable as ordinary income. For loaned securities, the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Borrowing. The Fund may borrow to increase its portfolio holdings of securities. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions or reverse repurchase agreements. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Illiquid Securities. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Advisor and Sub-Advisor make the day to day determinations of liquidity, pursuant to the Fund’s liquidity risk management program. The Advisor and Sub-Advisor monitor the liquidity of securities held by the Fund and report periodically on the Fund’s liquidity to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor and/or Sub-Advisor to the Board. Illiquid securities generally include securities issued by private REITs and other private companies and other securities which are subject to trading restrictions because they are not registered under the 1933 Act. External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

As a non-principal investment strategy, the Fund may invest in any of the following securities and instruments:

Temporary, Cash and Similar Investments. The Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective. In addition, the Fund may invest in any of the following securities and instruments as a non‑principal investment strategy.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Advisor or the Sub-Advisor to be of comparable quality.

Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.

The portfolio turnover for the Fund for the following fiscal periods is set forth below.

Turnover
Fiscal Year Ended June 30, 2020	18%
Fiscal Year Ended June 30, 2019	10%

DISCLOSURE OF FUND HOLDINGS

The Fund has policies and procedures in place regarding the disclosure of Fund portfolio holdings designed to allow disclosure of Fund holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.

The Fund provides Fund holdings information as required in regulatory filings and shareholder reports, discloses Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities. Regulatory filings with Fund holdings information are made approximately 60 days after the end of each fiscal quarter.

The Fund may, but is not required to, disclose some of the Fund’s portfolio holdings information on the Fund’s website, the Advisor’s website, at a shareholder meeting, in Advisor newsletters, or in other communications made available to all shareholders. Such portfolio holdings disclosures may include the Fund’s complete portfolio holdings, the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, or a percentage breakdown of the Fund’s investments by country, sector and industry, or particular holdings. The Advisor or Sub-Advisor may not selectively disclose such information unless all of the information is disclosed by one of the above methods to all shareholders.

The Fund may disclose information relating to the Fund’s portfolio holdings to:

•certain “independent reporting agencies” recognized by the SEC to be acceptable agencies for the reporting of industry statistical information;
•financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, subject to a confidentiality agreement and trading restrictions; and
•service providers subject to a duty of confidentiality who require access to the information: (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; or (iv) for the purpose of due diligence regarding a merger or acquisition.

The Fund may also disclose such information in accordance with ongoing arrangements with certain third parties, as discussed below. In addition, such disclosures may be made by the Advisor’s or Sub-Advisor’s, if applicable, trading desk to broker-dealers in connection with the purchase or sale of securities on behalf of the Fund. Finally, the Fund may disclose such information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Advisor, Sub-Advisor, or principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve a non-public disclosure of Fund holdings, other than the arrangements described below, which have been approved by the Board. The Trust’s Chief Compliance Officer must report all such arrangements to disclose Fund holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about the Fund’s holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Trust, the Advisor, the Sub-Advisor, or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, transfer agent and fund accounting agent; (ii) the Fund’s independent public accounting firm; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) U.S. Bank N.A., the Fund’s custodian in connection with its custody of the Fund’s assets; (v) Godfrey & Kahn, S.C., Trust counsel; (vi) proxy voting services retained by the Fund, the Advisor and/or the Sub-Advisor; (vii) the Sub-Advisor; (viii) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s, all of which currently receive such information 45 calendar days following the end of a calendar quarter; (ix) data vendors utilized in connection with the liquidity classifications of the Fund’s investments pursuant to Rule 22e-4 of the 1940 Act; and (x) disclosures made to the middle-or back-office services providers to the Advisor or

Sub-Advisor who need to know such information to provide such services to the Advisor or the Sub-Advisor.
Information may be provided to these parties at any time under conditions of confidentiality, including a duty not to trade on the Fund’s non-public holdings. “Conditions of confidentiality” include confidentiality items included in written agreements, implied by the nature of the relationship or required by fiduciary or regulatory principles. The Advisor and other service providers have established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to disclose portfolio holdings information with respect to the Fund.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

As a matter of fundamental policy, the Fund will not:

1.purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies), except that the Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry as described in the Fund’s prospectus;

3.borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of the Fund’s total assets;

4.make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. The Fund will look through to the underlying holdings of investment companies in which the Fund is invested when determining the concentration of the Fund.

With regard to the restriction set forth in item (8) above, the 1940 Act permits a fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a fund segregates or earmarks assets on the fund’s records or otherwise covers its obligations to limit the fund’s risk of loss, such as through offsetting positions.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restriction, which may be changed without a shareholder vote.

1.The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Of the 15% of the value of its net assets that may be invested in illiquid securities, the Fund will not invest more than 5% of the value of its net assets in private placement securities.

MANAGEMENT OF THE FUND

Trustees and Officers
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one trustee who is considered an interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held by the Trustee During the Past Five Years
INTERESTED TRUSTEE
James R. Schoenike(2) (Born 1959)	Trustee and Chairman since July 2016	Distribution Consultant since 2018; President and CEO, Board of Managers, Quasar Distributors, LLC, (2013 - 2018).	9	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners, LLC, (2011 – 2016).	9	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013.	9	Trustee, Madison Funds, since 2019
(18 portfolios);
Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017
				(2 portfolios); Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015 – 2016).

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held by the Trustee During the Past Five Years
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Manager, Motley Fool Wealth Management, LLC, since 2013; Venture Partner and General Counsel, Motley Fool Ventures LP, since 2018; Adjunct Professor, Washington College of Law, American University, since 2006; General Counsel, Motley Fool Asset Management, LLC, (2008 – 2019).	9	None

(1)The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)Mr. Schoenike is an Interested Trustee by virtue of his previous position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(4)The Trust currently has nine active portfolios. As of the date of this SAI, one portfolio of the Trust has been registered but has not yet commenced operations.

As of December 31, 2019, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor, or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name, Year of Birth and Address	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years
OFFICERS
Douglas J. Neilson(1) (Born 1975)	President and Principal Executive Officer, since July 1, 2016.	Vice President, Compliance and Administration, Fund Services, since 2001.
Matthew J. McVoy(1) (Born 1980)	Treasurer and Principal Financial Officer, since July 1, 2016.	Assistant Vice President, Compliance and Administration, Fund Services, since 2005.
Justin Dausch(2) (Born 1989)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2020.	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), (2015 – 2017).
Alyssa M. Bernard(1) (Born 1988)	Secretary, since August 20, 2019.	Assistant Vice President, Compliance and Administration, Fund Services, since 2018;
Attorney, Mutual Fund Disclosure, Waddell & Reed Financial, Inc., (2017-2018); Attorney, Corporate Governance, American Century Companies, Inc., (2014-2017).

(1)The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Leadership Structure and Responsibilities of the Board and the Committee. The Board has selected James R. Schoenike, an Interested Trustee, to act as Chairman. Mr. Schoenike’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Schoenike will consult with the Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time. The Board has selected Scott Craven Jones to serve as Lead Independent Trustee.  Mr. Jones’s duties include acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helping to set Board meeting agendas and serving as chair during executive sessions of the Independent Trustees.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established one standing committee - the Audit Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets regularly to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committee, see the section “Audit Committee,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Audit Committee. The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and pre-approve the audit and non-audit services provided by the independent auditors; (3) review the scope of the audit and the results of the audit of the Fund’s financial statements; and (4) review with such independent auditors the adequacy of the Trust’s internal accounting and financial controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” The Audit Committee met two times with respect to the Fund during the fiscal year ended June 30, 2020.

Trustee Experience, Qualifications, Attributes and/or Skills. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.

Mr. Schoenike has been a trustee of the Trust since July 2016 and serves as the Chairman of the Board. He was employed by various subsidiaries of U.S. Bancorp from 1990 to 2018 and has decades of experience in the securities industry. In 2000, Mr. Schoenike founded Quasar and established Quasar as a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he served as President and Chief Executive Officer. Mr. Schoenike previously participated in the FINRA securities arbitration program as an industry arbitrator.

Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 15 years of experience in the investment management industry. He has served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, since 2017. Prior to that, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, from 2011 to 2016. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA from The Anderson School of Management at UCLA and holds the Chartered Financial Analyst designation.

Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. He has over 25 years of experience in the asset management industry as an independent director, attorney, and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones currently is a trustee of two other registered investment companies and is a Managing Director of Carne Global Financial Services (US) LLC where his work includes director and risk oversight positions with investment advisors and serving as an independent director of private funds. Mr. Jones also currently serves as Managing Director of Park Agency Inc., a family office. Prior to that, he was an advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.

Mr. Greenberg has been a trustee of the Trust since July 2016 and serves on the Audit Committee. Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He also served as General Counsel to Motley Fool Asset Management, LLC from 2008 to 2019 and has been Manager of Motley Fool Wealth Management, LLC since 2013. He has been a Venture Partner of and General Counsel to Motley Fool Ventures LP since 2018. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Singapore, and Germany. Mr. Greenberg also has directorship experience through his service on the board of a private technology company. He has a Master’s degree and a Juris Doctorate degree from Stanford University.

Risk Oversight. The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Security and Other Interests
As of December 31, 2019, no Trustees beneficially owned shares of the Fund.

Furthermore, as of December 31, 2019, neither the Trustees who are not “interested persons” of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Advisor, the Sub-Advisor, the Distributor, or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Distributor or any of their affiliates.

Compensation. The Interested Trustee receives no compensation for his service as a Trustee. For their services as Trustees, effective January 1, 2020, the Independent Trustees receive from the Trust an annual retainer in the amount of $22,000; a per meeting fee of $1,750 for each meeting attended in person; $500 for each meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Lead Independent Trustee receives an additional $2,500 annual retainer and the Audit Committee Chair receives an additional $1,500 annual retainer.

For the Fund’s fiscal year ended June 30, 2020, the Independent Trustees received the following compensation(1):

Independent Trustee	Aggregate Compensation from Fund(2)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust(5) Paid to Trustees:
Gaylord Lyman(3)(4)	$3,519	None	None	$32,000
Lawrence Greenberg(4)	$3,342	None	None	$30,500
Scott Craven Jones(4)(6)	$3,637	None	None	$33,000

(1)Prior to January 1, 2020, the Independent Trustees received from the Trust an annual retainer in the amount of $20,000; a per meeting fee of $1,500 for each meeting attended in person; $500 for each meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings; the Lead Independent Trustee received an additional $2,500 annual retainer and the Audit Committee Chair received an additional $1,500 annual retainer.
(2)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(3)Audit Committee chairman.
(4)Audit Committee member.
(5)As of the date of this SAI, the Trust currently has nine active portfolios and one portfolio that has been registered but has not yet commenced operations.
(6)Lead Independent Trustee.

CODES OF ETHICS

The Trust, the Advisor, and the Sub-Advisor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Advisor, and the Sub-Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust, the Advisor, and the Sub-Advisor, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Advisor, or the Sub-Advisor.

The Trust’s, the Advisor’s, and the Sub-Advisor’s codes of ethics may be found on the SEC’s website at http://www.sec.gov in the exhibits to the Fund’s registration statement on Form N-1A.

PROXY VOTING

Advisor
The Board has adopted proxy voting procedures, and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Advisor, subject to the Board’s continuing oversight.

In exercising its voting obligations, the Advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The Advisor will consider the factors that could affect the value of the Fund’s investment, as well as the Fund’s views on environmental, social, and corporate governance issues, in its determination of how to vote proxies. All proxies voted by the Advisor will be consistent with the proxy voting policies and procedures and proxy voting guidelines adopted by the Sub-Advisor, as described below.

The Advisor’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Advisor, the Sub-Advisor, or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Advisor’s independent judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The Advisor believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed to determine if a conflict of interest exists. If a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders.

Sub-Advisor
The Advisor has delegated the authority to vote proxies for the portfolio securities held by the portion of the Fund allocated for the Sub-Advisor’s services in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Sub-Advisor. Pursuant to the Voting Policies and Voting Guidelines, the Sub-Advisor will vote all proxies as it judges in the best interests of the Fund and its shareholders. The Voting Guidelines are attached to this SAI as Appendix A.

The Fund’s proxy voting record for the twelve-month period ended June 30 of each year is available by August 31 of the same year (i) without charge, upon request, by calling (844) 740-8378 and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund. As of October 1, 2020, the following shareholders are considered to be either a control person or principal shareholder of the Fund:

Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	36.20%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	FMR LLC	DE	27.73%	Record
TD Ameritrade Inc. FBO Our Clients P.O. BOX 2226 Omaha, NE 68103-2226	TD Ameritrade Incorporated	N/A	26.39%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	N/A	N/A	5.95%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
The Advisor, located at 85 Liberty Ship Way, Suite 201, Sausalito, CA 94965, is a California limited liability company. The Advisor is an SEC-registered investment advisor. Samuel Adams and Sarah Adams (married) are presumed to control the Advisor through their ownership interest in the Advisor.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Advisor manages the assets of the Fund. The Advisory Agreement will continue in effect if such continuance is approved at least annually by the Board, including a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Under the terms of the Advisory Agreement, the Advisor agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Advisor performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Advisor agrees to maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Advisor may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the Advisor delegates any or all of its duties as listed.

The Advisory Agreement provides that the Advisor shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.40% of the average daily net assets of the Fund. For the fiscal period indicated below, the Advisor waived all of its advisory fees and reimbursed the following amounts of the Fund’s expenses under the expense limitation agreement described below:

Fiscal Period	Gross Advisory Fees Earned	Advisory Fees Waived and Fund Expenses Reimbursed
June 30, 2020	$155,825	$(242,089)
June 30, 2019	$67,433	$(239,547)
October 31, 2017 through June 30, 2018	$13,020	$(151,481)

Pursuant to a contractual expense limitation agreement, the Advisor has agreed to waive a portion of its advisory fee and/or reimburse expenses to ensure the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) does not exceed 0.50% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed 0.50%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least October 31, 2022, and may be terminated only by, or with the consent of, the Board of Trustees.

Sub-Advisor
Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, TX 78746, serves as the Sub-Advisor to the Fund pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”). David G. Booth, as a director and officer of the Sub-Advisor and shareholder of the Sub-Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Sub-Advisor’s general partner, acting together, could be deemed controlling persons of the Sub-Advisor. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor, subject to supervision by the Advisor and the Board, has responsibility for managing the portion of the Fund’s assets allocated by the Advisor (the “Assets”) in accordance with the Fund’s investment objective, policies and limitations, as stated in the Fund’s Prospectus and this SAI. The Sub-Advisor’s management of such Assets is subject to the terms and conditions indicated in the Sub-Advisory Agreement.

The Sub-Advisory Agreement will continue in effect if such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreement may be terminated, without penalty, with respect to the Fund: (i) by the Fund at any time by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Advisor at any time on not more than 60 days’ written notice to the Sub-Advisor; or (iii) by the Sub-Advisor at any time on not more than 60 days’ written notice to the Advisor. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

For its services as sub-advisor to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, comprising 0.15% of the average daily net assets of the Fund managed by the Sub-Advisor.

The Sub-Advisory Agreement provides that neither the Sub-Advisor nor its officers, directors, employees or agents shall be liable to the Advisor or the Fund for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties thereunder.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to certain out-of-pocket expenses.

For the fiscal periods indicated below, the Fund paid the following administrative and accounting fees to Fund Services for its services as the Fund’s administrator:

Fiscal Period Ended	Fee Paid
June 30, 2020	$96,085
June 30, 2019	$89,738
June 30, 2018	$52,998
Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.

Custodian
U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Compliance Services
Vigilant Compliance, LLC (“Vigilant”) provides compliance services to the Fund pursuant to a service agreement between Vigilant and the Trust. Under this service agreement, Vigilant also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Dausch as Chief Compliance Officer of the Trust.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, a subsidiary of Foreside Financial Group, LLC, (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services, and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement will continue in effect only if its continuance is approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO MANAGERS

Other Accounts Managed. The following table provides additional information about other accounts managed by the portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund, as of June 30, 2020.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Samuel Adams
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

William B. Collins-Dean
Other Registered Investment Companies	18	$76,297	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$2,044	0	$0

Jed S. Fogdall
Other Registered Investment Companies	110	$347,615	0	$0
Other Pooled Investment Vehicles	23	$16,025	1	$138
Other Accounts	77	$23,860	5	$3,332

Allen Pu
Other Registered Investment Companies	44	$114,413	0	$0
Other Pooled Investment Vehicles	13	$9,158	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest.

Advisor. The portfolio manager may in the future manage “other accounts,” which may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

Sub-Advisor. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. In addition to the Fund, these accounts include registered mutual funds (other than the Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Fund. Actual or apparent conflicts of interest include:

•Time Management. The management of the Fund and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Accounts. The Sub-Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Fund.
•Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Fund and other eligible Accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across the Fund and other Accounts.
•Broker Selection. With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Advisor or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or an Account.

•Performance-Based Fees. For some Accounts, the Sub-Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Sub-Advisor with regard to Accounts where the Sub-Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Sub-Advisor might share in investment gains.
•Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Fund or other Accounts for which they have portfolio management responsibilities.

The Sub-Advisor has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation. Following is a description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers from the Advisor, the Sub-Advisor or any other source with respect to managing the Fund and any other accounts.

Description of Advisor Compensation for Portfolio Manager. Samuel Adams generally receives a base salary for his portfolio management services to the Fund. Currently, Mr. Adams is the Chief Executive Officer and an owner of Vert. As an owner of the Advisor, he receives compensation proportionate to his ownership interest. As such, and given that the Fund has limited operating history, Mr. Adams has agreed to waive compensation until the Fund generates sufficient revenue to provide a base salary.

Description of Sub-Advisor Compensation Structure for Portfolio Managers. The portfolio managers employed by the Sub-Advisor receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub‑Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Fund or other accounts that the portfolio managers manage. The Sub-Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•Base Salary. Each portfolio manager is paid a base salary. The Sub-Advisor considers the factors described above to determine each portfolio manager’s base salary.
•Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

The Sub-Advisor’s portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub‑Advisor, as determined from time to time by the Board of Directors of the Sub-Advisor or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in the Sub-Advisor’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Ownership of securities. As of June 30, 2020, the Portfolio Managers owned the following shares of the Fund:

Portfolio Manager	Dollar Value of Portfolio Shares Beneficially Owned
Samuel Adams	$100,001-$500,000
William B. Collins-Dean	None
Jed S. Fogdall	None
Allen Pu	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. With respect to the portion of the Fund managed by the Advisor, the Fund will purchase securities directly from the issuers of such securities in private placement transactions. The Advisor will not execute such transactions through brokers and does not expect the Fund to incur any brokerage or other fees with respect to the portion of the Fund managed by the Advisor.

With respect to the portion of the Fund managed by the Sub-Advisor, the Sub-Advisor places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Sub-Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Sub-Advisor monitors the performance of brokers which effect transactions for the Fund to determine the effect that the brokers’ trading has on the market prices of the securities in which the Fund invests. The Sub-Advisor also checks the rate of commissions being paid by the Fund to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Fund shares. The Sub-Advisor, however, pursuant to policies and procedures, is prohibited from selecting brokers and dealers to effect the Fund’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Fund or any other registered investment companies.

The Sub-Advisor believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, the Sub-Advisor places buy and sell orders for the Fund with various brokerage firms that may act as principal or agent. The Sub-Advisor may also make use of direct market access and algorithmic, program or electronic trading methods. The Sub‑Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Sub-Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Sub-Advisor with investment research, such as: reports concerning individual issuers; general economic or industry reports or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation services; trade analytics; ancillary brokerage services; and services of economic or other consultants. The Sub-Advisory Agreement permits the Sub-Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Sub-Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Sub-Advisor’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor with respect to the Fund. The Sub-Advisor does not currently use client brokerage commissions to generate credits to purchase brokerage or research services or otherwise engage in soft dollar arrangements. During the most recent fiscal year, no soft dollar payments were made by the Fund.

During the fiscal periods indicated below, the Fund paid the following brokerage commissions:

Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Period Ended June 30, 2018
$9,215	$3,489	$1,768

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Fund did not hold securities of its regular broker-dealers or direct any transactions to a broker because of research services provided during the year ended June 30, 2020.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund offers one class of shares – Institutional Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.

The Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.

The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its funds into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.

The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.

The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights or entitlement to indemnification.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares
Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call 1-844-740-VERT. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Redemption of Shares
Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.

You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions.

If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which could take up to 10 days). Shareholders can avoid this delay by utilizing the wire purchase option.

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check or electronic funds transfer has not yet cleared, but the delay will be no longer than required to verify that the purchase amount has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder’s right to redeem shares and to receive payment therefore may be suspended when: (a) the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares
The price of the Fund’s shares is based on its NAV. The Transfer Agent determines the NAV per share of the Fund as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.

The Board has delegated the day-to-day functions of determining the value of securities not otherwise valued by a pricing service to the Trust’s Valuation Committee.

DISTRIBUTIONS

Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually, as described in the Prospectus.

TAXATION OF THE FUND

General. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year, and intends to continue to qualify, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses; or (3) one or more qualified publicly-traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt interest income, if any, for the year.

The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, the Fund could be disqualified for treatment as a regulated investment company. If for any taxable year the Fund were not to qualify for treatment as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Services (“IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange, or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss.  Gain or loss realized upon a sale or redemption will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss.  However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted.  Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption.  If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Capital Loss Carryforwards. At June 30, 2020, the Fund had no long-term tax basis capital losses and short-term tax basis capital losses of $175,315 with no expiration date.

Capital loss carryforwards can be carried forward indefinitely and will retain their character as short-term or long-term capital losses.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments. The tax principles applicable to transactions in certain financial instruments such as futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, if the Fund invests in any shares of a PFIC, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when such shareholders sell, exchange or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FINANCIAL STATEMENTS

The financial statements of the Fund and the Fund’s independent registered public accounting firm’s report appearing in the Fund’s Annual Report for the fiscal year ended June 30, 2020 are hereby incorporated by reference to the Fund’s Annual Report dated June 30, 2020.

APPENDIX A
PROXY VOTING GUIDELINES
General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional1 seeks to act in the best interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional's global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders;
7. There is an ineffective board refreshment process2;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:
1. Board independence;
2. Director attendance;
3. Director capacity to serve;
4. Board composition.

1 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
2 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

Board Refreshment
An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•Whether the company has any mechanisms to encourage board refreshment; and
•Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender diversity on the board. In jurisdictions where gender representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors that have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

Bundled/Slate Director Elections
Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation
Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.

Executive Remuneration
Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration
Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of share structures that provide for unequal voting rights and will generally vote against proposals to create or continue such structures.

Shareholder Proposals
Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

Voting Guidelines for Environmental and Social Issues

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if we believe that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•A description of material risks.
•A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•The policies and procedures governing the handling of each material risk.
•A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Proxy Voting Principles for the United States

Director Elections:

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against or withhold votes from individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders;
7. There is an ineffective board refreshment process.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues above, Dimensional may vote against or withhold votes from that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors at portfolio companies:
1. Director attendance - Board members should attend at least 75% of meetings.
2. Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, the incumbent board's history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair
Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Board Size
Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the Board of Directors. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Governance Practices:

Classified Boards
Dimensional believes that shareholders should be given the right to vote on the entire slate of directors at a portfolio company on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Votes against or withheld votes from directors for implementation of a dual-class structure prior to or in connection with an IPO will be considered on a case-by-case basis.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO.

Shareholder Rights Plans (Poison Pills)
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum
Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from Audit Committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Executive and Director Compensation:

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the portfolio company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:
•multi-year guaranteed bonuses
•excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-

term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Compensation of Directors
Dimensional will support director compensation at a portfolio company that is reasonable in both size and composition relative to industry and market norms.

Corporate Actions:

Mergers and Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases
Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:
Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal should be excluded, or when the SEC has verbally permitted a portfolio company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination, we expect the portfolio company to provide shareholders with substantive disclosure concerning this exclusion and/or no-action relief. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

When voting on the election of directors of portfolio companies, Dimensional applies the following standards across EMEA unless otherwise specified below:

•Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable at controlled companies provided at least one-third of the board is independent.
•A majority of audit committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committee overall should be at least one-third independent.
•Executives should generally not serve on audit and remuneration committees.
•Board terms generally should not exceed four years.
•Directors should generally not serve on the boards of more than five publicly traded companies.
•Dimensional generally expects executive directors to avoid serving in leadership roles (e.g. board chair) on outside boards.

United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France
Dimensional prefers the role of chairman and CEO of a portfolio company to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Dimensional may vote against directors of a portfolio company if such company’s bylaws do not currently prohibit loyalty shares and there has been no commitment to put such structures to a vote.

Germany
Absent exceptional circumstances, Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Dimensional will typically vote against directors of a portfolio company whose board term exceeds five years.

Greece
Dimensional expects all portfolio company boards to be at least one-third independent.

Italy
At portfolio companies electing directors through the voto di lista system, Dimensional expects that names of candidates to be disclosed in a timely manner.

Portugal
Dimensional expects all portfolio company boards to be at least one-third independent.

Switzerland
Dimensional expects the remuneration committee of a portfolio company to be majority independent and may vote against the election of non-independent directors if their election would result in a less than majority independent board.

Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey
Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Proxy Voting Principles for Australia

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans (Poison Pills)
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.

MANAGER DIRECTED PORTFOLIOS
PART C

VERT GLOBAL SUSTAINABLE REAL ESTATE FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A as filed on May 1, 2006 (File Nos. 333-133691 and 811-21897).
(ii)
Certificate of Amendment to Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897) and is incorporated by reference.

(2)
Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on February 26, 2019 (File Nos. 333-133691 and 811-21897).

(b)
Amended and Restated By-laws are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N‑1A, as filed with the SEC on July 7, 2017 (File Nos. 333-133691 and 811-21897).

(c)			Instruments Defining Rights of Security Holders are incorporated herein by reference to the Amended and Restated Declaration of Trust and the Amended and Restated By-laws.
(d)	(1)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(2)
Investment Sub-Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(e)	(1)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

	(2)		Novation Agreement dated March 31, 2020 between Quasar Distributors, LLC, the Trust, and the Advisor. — Filed Herewith.
(f)			Not applicable.
(g)	(1)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(2)
Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

1

(ii)
Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(ii)
Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(ii)
Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(4)
Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on October 3, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(5)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

(i)	(1)
Opinion and Consent of Counsel with respect to issuance of shares of the Vert Global Sustainable Real Estate Fund is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on September 18, 2017 (File Nos. 333-133691 and 811-21897).

	(2)		Consent of Counsel — Filed Herewith.
(j)			Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Not Applicable.
(l)			Share Purchase Agreement is incorporated herein by reference to Exhibit (l) of the Registrant’s Registration Statement on Form N-1A as filed on October 26, 2007 (File Nos. 333-133691 and 811-21897).
(m)			Rule 12b-1 Plan – Not Applicable.
(n)			Multiple Class Plan Pursuant to Rule 18f-3 – Not Applicable.
(o)			Reserved.
(p)	(1)
Code of Ethics for the Registrant was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016 (File Nos. 333-133691 and 811-21897), and is incorporated by reference.

	(2)		Code of Ethics for the Advisor - Filed Herewith.
	(3)		Code of Ethics for the Sub-Advisor - Filed Herewith.
	(4)		Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

2

Article 9 of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A as filed on February 26, 2019.

The Trust’s trustees and officers are insured under a policy of insurance maintained by the Trust against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are a party by reason of having been such trustees or officers.

The Trust and Roxbury Capital Management, LLC (“Roxbury”), the previous investment adviser to another series of the Trust, entered into supplemental liability insurance and indemnification agreements with two former trustees of the Trust’s Board of Trustees (the “Board”) pursuant to which, among other provisions, the Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the trustees of the Board under the Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of December 10, 2014 shall survive as contractual obligations of Roxbury and the Trust and (b) the Trust shall maintain the levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of December 10, 2014.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Vert Asset Management, LLC (the “Advisor”) serves as the investment adviser to the Vert Global Sustainable Real Estate Fund (the “Fund”). The principal business address of the Advisor is 85 Liberty Ship Way, Suite 201, Sausalito, CA 94965. With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated January 29, 2020. The Form ADV for the Advisor may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

    Dimensional Fund Advisors LP (the “Sub-Advisor”) serves as Sub-Advisor to the Fund. The principal address of the Sub-Advisor is 6300 Bee Cave Road, Austin, TX 78746. With respect to the Sub‑Advisor, the response to this Item is incorporated by reference to the Sub-Advisor’s Form ADV on file with the SEC and dated August 6, 2020. The Form ADV for the Sub-Advisor may be obtained free of charge at the SEC’s website at www.adviserinfo.sec.gov.
Item 32.    Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
1.Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust
2.American Trust Allegiance Fund, Series of Advisors Series Trust
3.Capital Advisors Growth Fund, Series of Advisors Series Trust
4.Chase Growth Fund, Series of Advisors Series Trust
5.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
6.Edgar Lomax Value Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
3

8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Capital Diversified Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Capital Equity Income Fund, Series of Advisors Series Trust
11.Huber Capital Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Capital Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital International Fund, Series of Advisors Series Trust
14.Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
15.Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
16.Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield Fund, Series of Advisors Series Trust
20.PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
30.Scharf Fund, Series of Advisors Series Trust
31.Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.Semper MBS Total Return Fund, Series of Advisors Series Trust
34.Semper Short Duration Fund, Series of Advisors Series Trust
35.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
36.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
37.The Aegis Funds
38.Allied Asset Advisors Funds
39.Alpha Architect ETF Trust
40.Angel Oak Funds Trust
41.Barrett Opportunity Fund, Inc.
42.Bridges Investment Fund, Inc.
43.Brookfield Investment Funds
44.Buffalo Funds
45.Cushing® Mutual Funds Trust
46.DoubleLine Funds Trust
47.Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.The Acquirers Fund, Series of ETF Series Solutions
53.AI Powered International Equity ETF, Series of ETF Series Solutions
54.AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
55.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
56.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
57.Aptus Defined Risk ETF, Series of ETF Series Solutions
58.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
59.CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
60.Change Finance Diversified Impact US Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions
4

61.ClearShares OCIO ETF, Series of ETF Series Solutions
62.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
63.Deep Value ETF, Series of ETF Series Solutions
64.Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
65.Hoya Capital Housing ETF, Series of ETF Series Solutions
66.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
67.LHA Market State US Tactical ETF, Series of ETF Series Solutions
68.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
69.Loncar China BioPharma ETF, Series of ETF Series Solutions
70.Nationwide Maximum Diversification Emerging Markets Core Equity ETF, Series of ETF Series Solutions
71.Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions
72.Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
73.Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions
74.Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
75.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
76.Opus Small Cap Value ETF, Series of ETF Series Solutions
77.Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
78.US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
79.US Global JETS ETF, Series of ETF Series Solutions
80.US Vegan Climate ETF, Series of ETF Series Solutions
81.Volshares Large Cap ETF, Series of ETF Series Solutions
82.First American Funds, Inc.
83.FundX Investment Trust
84.The Glenmede Fund, Inc.
85.The Glenmede Portfolios
86.The GoodHaven Funds Trust
87.Greenspring Fund, Incorporated
88.Harding, Loevner Funds, Inc.
89.Hennessy Funds Trust
90.Horizon Funds
91.Hotchkis & Wiley Funds
92.Intrepid Capital Management Funds Trust
93.Jacob Funds Inc.
94.The Jensen Quality Growth Fund Inc.
95.Kirr, Marbach Partners Funds, Inc.
96.AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
97.Core Alternative ETF, Series of Listed Funds Trust
98.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
99.LKCM Funds
100.LoCorr Investment Trust
101.Lord Asset Management Trust
102.MainGate Trust
103.Manager Directed Portfolios
104.ATAC Rotation Fund, Series of Managed Portfolio Series
105.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
106.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
107.Great Lakes Bond Fund, Series of Managed Portfolio Series
108.Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
109.Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
110.Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
111.Jackson Square All-Cap Growth Fund, Series of Managed Portfolio Series
112.Jackson Square Global Growth Fund, Series of Managed Portfolio Series
113.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
5

114.Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
115.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
116.LK Balanced Fund, Series of Managed Portfolio Series
117.Muhlenkamp Fund, Series of Managed Portfolio Series
118.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
119.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
120.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
121.Port Street Quality Growth Fund, Series of Managed Portfolio Series
122.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
123.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
124.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
125.Securian AM Managed Volatility Equity Fund, Series of Managed Portfolio Series
126.Securian AM Real Asset Income Fund, Series of Managed Portfolio Series
127.TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series
128.Tortoise Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
129.Tortoise Energy Evolution Fund, Series of Managed Portfolio Series
130.Tortoise Global Water ESG Fund, Series of Managed Portfolio Series
131.Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
132.Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
133.Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
134.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
135.Matrix Advisors Funds Trust
136.Matrix Advisors Value Fund, Inc.
137.Monetta Trust
138.Nicholas Equity Income Fund, Inc.
139.Nicholas Fund, Inc.
140.Nicholas II, Inc.
141.Nicholas Limited Edition, Inc.
142.Permanent Portfolio Family of Funds
143.Perritt Funds, Inc.
144.Procure ETF Trust II
145.Professionally Managed Portfolios
146.Prospector Funds, Inc.
147.Provident Mutual Funds, Inc.
148.RBC Funds Trust
149.Abbey Capital Futures Strategy Fund, Series of RBB Fund, Inc.
150.Abbey Capital Multi-Asset Fund, Series of RBB Fund, Inc.
151.Adara Smaller Companies Fund, Series of RBB Fund, Inc.
152.Aquarius International Fund, Series of RBB Fund, Inc.
153.Bogle Small Cap Growth Fund, Series of RBB Fund, Inc.
154.Boston Partners All Cap Value Fund, Series of RBB Fund, Inc.
155.Boston Partners Emerging Markets Fund, Series of RBB Fund, Inc.
156.Boston Partners Emerging Markets Long/Short Fund, Series of RBB Fund, Inc.
157.Boston Partners Global Equity Advantage Fund, Series of RBB Fund, Inc.
158.Boston Partners Global Equity Fund, Series of RBB Fund, Inc.
159.Boston Partners Global Long/Short Fund, Series of RBB Fund, Inc.
160.Boston Partners Long/Short Equity Fund, Series of RBB Fund, Inc.
161.Boston Partners Long/Short Research Fund, Series of RBB Fund, Inc.
162.Boston Partners Small Cap Value II Fund, Series of RBB Fund, Inc.
163.Campbell Advantage Fund, Series of RBB Fund, Inc.
164.Campbell Systematic Macro Fund, Series of RBB Fund, Inc.
165.Free Market Fixed Income Fund, Series of RBB Fund, Inc.
166.Free Market International Equity Fund, Series of RBB Fund, Inc.
167.Free Market US Equity Fund, Series of RBB Fund, Inc.
6

168.Matson Money Fixed Income VI Portfolio, Series of RBB Fund, Inc.
169.Matson Money International Equity VI Portfolio, Series of RBB Fund, Inc.
170.Matson Money US Equity VI Portfolio, Series of RBB Fund, Inc.
171.MFAM Small-Cap Growth ETF, Series of RBB Fund, Inc.
172.Motley Fool 100 Index ETF, Series of RBB Fund, Inc.
173.Orinda Income Opportunities Fund, Series of RBB Fund, Inc.
174.SGI Conservative Fund, Series of RBB Fund, Inc.
175.SGI Global Equity Fund, Series of RBB Fund, Inc.
176.SGI Peak Growth Fund, Series of RBB Fund, Inc.
177.SGI Prudent Growth Fund, Series of RBB Fund, Inc.
178.SGI U.S. Large Cap Equity Fund, Series of RBB Fund, Inc.
179.SGI U.S. Large Cap Equity VI Portfolio, Series of RBB Fund, Inc.
180.SGI U.S. Small Cap Equity Fund, Series of RBB Fund, Inc.
181.WPG Partners Small/Micro Cap Value Fund, Series of RBB Fund, Inc.
182.Series Portfolios Trust
183.Thompson IM Funds, Inc.
184.TIGERSHARES Trust
185.TrimTabs ETF Trust
186.Trust for Advised Portfolios
187.Barrett Growth Fund, Series of Trust for Professional Managers
188.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
189.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
190.Convergence Long/Short Equity Fund, Series of Trust for Professional Managers
191.Convergence Market Neutral Fund, Series of Trust for Professional Managers
192.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
193.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
194.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
195.Jensen Quality Value Fund, Series of Trust for Professional Managers
196.Marketfield Fund, Series of Trust for Professional Managers
197.Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
198.Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
199.Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
200.Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
201.Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
202.Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers
203.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
204.USCA Fund Trust
205.USQ Core Real Estate Fund
206.Wall Street EMN Funds Trust
207.Wisconsin Capital Funds, Inc.
208.YCG Funds

(b)To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:
7

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Richard J. Berthy(1)	President, Treasurer & Manager	None
Teresa M.K. Cowan(2)	Vice President	None
Mark A. Fairbanks(1)	Vice President	None
Jennifer K. diValerio(3)	Vice President	None
Jennifer E. Hoopes(1)	Secretary	None
Susan LaFond(2)	Chief Compliance Officer - Distribution Services	None
Jennifer Brunner(2)	Chief Compliance Officer - Dealer Clearing Services	None
Weston Sommers(1)	Financial Operations Principal	None
(1) This individual is located at Three Canal Plaza, Suite 100, Portland, Maine, 04101.
(2) This individual is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202.
(3) This individual is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania, 19312.

(c)    Not Applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Advisor	Vert Asset Management, LLC 85 Liberty Ship Way Sausalito, CA 94969
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Sub-Advisor	Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746
Certain organizational documents and minutes	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, WI 53202

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 104 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on October 28, 2020.

MANAGER DIRECTED PORTFOLIOS

By: /s/ Douglas J. Neilson
Douglas J. Neilson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 104 to the Registration Statement has been signed below on October 28, 2020 by the following persons in the capacities indicated.

Signature	Title
/s/ James R. Schoenike* James R. Schoenike	Trustee
/s/ Gaylord B. Lyman* Gaylord B. Lyman	Trustee
/s/ Scott Craven Jones* Scott Craven Jones	Trustee
/s/ Lawrence T. Greenberg* Lawrence T. Greenberg	Trustee
/s/ Douglas J. Neilson Douglas J. Neilson	President (Principal Executive Officer)
/s/ Matthew J. McVoy Matthew J. McVoy	Treasurer (Principal Financial Officer)
* By: /s/ Douglas J. Neilson
   Douglas J. Neilson
   * Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on October 3, 2016, and is incorporated by reference.

9

EXHIBIT INDEX

Exhibit	Exhibit No.
Novation Agreement	EX-99.e(2)
Consent of Counsel	EX-99.i(2)
Consent of Independent Registered Public Accounting Firm	EX-99.j
Code of Ethics of Advisor	EX-99.p(2)
Code of Ethics of Sub-Advisor	EX-99.p(3)